                                                                   EXHIBIT 10.1G

===============================================================================


                         CAPSTEAD CAPITAL CORPORATION
                     PORTFOLIO PASS-THROUGH PROGRAM 1993PA
                      MORTGAGE PASS-THROUGH CERTIFICATES,
                   SERIES 1993PA-1 through SERIES 1993PA-26

                              AMENDMENT NO.3 TO
           AMENDED AND RESTATED POOLING AND ADMINISTRATION AGREEMENT

                           Dated as of June 1, 1996

                         With respect to that certain

          AMENDED AND RESTATED POOLING AND ADMINISTRATION AGREEMENT,

                          Dated as of October 1, 1993

                                     Among

                        CMC SECURITIES CORPORATION II,

                             as successor Sponsor

                         CAPSTEAD CAPITAL CORPORATION,

                                  as Sponsor

                                      and

                        CAPSTEAD MORTGAGE CORPORATION,

                               as Administrator

                                      and

                   TEXAS COMMERCE BANK NATIONAL ASSOCIATION,

                                  as Trustee


===============================================================================

     THIS AMENDMENT NO.3 TO AMENDED AND RESTATED POOLING AND ADMINISTRATION AGREEMENT ("Amendment No.3") dated as of June 1, 1996, executed by and between CMC SECURITIES CORPORATION II, a Delaware corporation ("CMCSC II"), as successor sponsor to CAPSTEAD CAPITAL CORPORATION, a Delaware corporation ("CCC"), CCC, as sponsor, CAPSTEAD MORTGAGE CORPORATION, a Maryland corporation, as administrator (the "Administrator") and TEXAS COMMERCE BANK NATIONAL ASSOCIATION, a national banking association, as trustee (the "Trustee").



                         W I T N E S S E T H  T H A T
                         - - - - - - - - - -  - - - -


                                   ARTICLE I

                                  Definitions

     The following definitions are hereby added or amended and restated in their entirety for all purposes of the Agreement, but only as such terms apply to the Series 1996-B Asset Certificates (as defined herein):

     Asset Certificates:  With respect to the Series 1993-2I REMIC, the
     ------------------
Certificates representing a one hundred percent beneficial ownership interest in the following Series: 1993PA-4, 1993PA-5, 1993PA-9 and 1993PA-10; with respect to the Series 1996-B REMIC, the Certificates representing a one hundred percent beneficial ownership interest in the following Series: 1993PA-1, 1993PA-3, 1993PA-6, 1993PA-8, 1993PA-11, 1993PA-12, 1993PA-15, 1993PA-16, 1993PA-17,
1993PA-18, 1993PA-19, 1993PA-20, 1993PA-21, 1993PA-24, 1993PA-25 and 1993PA-26.

     Agreement:  Shall mean the Amended and Restated Pooling and Administration
     ---------
Agreement, dated as of October 1, 1993 (i) as amended by Amendment No. 1 thereto, dated as of February 1, 1995, and as supplemented by Supplement Nos. 1 through 3 thereto, each by and among CCC, as sponsor, Capstead Mortgage Corporation, as Administrator; (ii) as amended by Amendment No. 2 thereto, dated as of June 1, 1996, by and among CCC, as sponsor, CMCSC II, as successor sponsor with respect to the Series 1996-B Asset Certificates, Capstead Mortgage Corporation, as Administrator, and the Trustee; and (iii) as amended by Amendment No. 3 thereto, dated as of June 1, 1996, by and among CCC, a sponsor, CMCSC II, as successor sponsor with respect to the Series 1996-B Asset Certificates, Capstead Mortgage Corporation, as Administrator, and the Trustee.

     Cut-off Date:  For each of the Outstanding Series, the Cut-off Date is as
     ------------
follows:  (A) with respect to Series 1993PA-1 through 1993PA-5, March 1, 1993;
(B) with respect to Series 1993PA-6 through Series 1993PA-10, June 1, 1993; (C) with respect to Series 1993PA-11 through Series

1993PA-20, September 1, 1993; and (D) with respect to Series 1993PA-21 through Series 1993PA-26, January 1, 1994.

     Extraordinary Expense:  Any expenses incurred by the REMIC Trustee in
     ---------------------
connection with the enforcement of its rights hereunder with respect to the Administrator or in the exercise of its responsibilities as REMIC Trustee under the Series 1993-2I Pooling Agreement or the Series 1996-B Pooling Agreement.

     Non-Covered Loss:  Shall mean a loss with respect to a Mortgage Loan
     ----------------
underlying a Series 1996-B Asset Certificate which, except as otherwise provided by this Amendment No. 2, is not the subject of coverage provided by (a) the Mortgage Pool Insurance Policy, (b) any Primary Mortgage Insurance Policy, (c) amounts on deposit in the Special Hazard Account (including proceeds from the Special Hazard Insurance Policy) or (d) amounts on deposit in the Bankruptcy Account.

     Outstanding Series:  CCC's Program 1993PA Portfolio Pass-Through
     ------------------
Certificates, Series 1993PA-1 through 1993PA-26.

     Reinsurance Agreement:  The Reinsurance Agreement dated as of January 1,
     ---------------------
1995 by and among the Reinsurer and Aetna, together with all amendments or endorsements thereto, issued by the Reinsurer with respect to the Special Hazard Insurance Policy, a photocopy of which is attached hereto as Exhibit J.
                                                             ---------

     Reinsurer:  Capital Mortgage Reinsurance Company (Bermuda) Ltd., a Bermuda
     ---------
insurance company, as issuer of the Reinsurance Agreement, or any successor thereto or other reinsurance provider as permitted by the Rating Agency.

     REMIC Certificates:  Any of the Series 1993-2I REMIC Certificates or the
     ------------------
Series 1996-B REMIC Certificates.

     REMIC Trust Fund:  With respect to the Series 1993-2I REMIC, the Trust Fund
     ----------------
as defined in the Series 1993-2I Pooling Agreement; with respect to the Series 1996-B REMIC, the Trust Fund as defined in the Series 1996-B Pooling Agreement.

     REMIC Trustee:  With respect to the Series 1993-2I REMIC, the Trustee as
     -------------
defined in the Series 1993-2I Pooling Agreement; with respect to the Series 1996-B REMIC, the Trustee as defined in the Series 1996-B Pooling Agreement.

     Series 1996-B Asset Certificates:  With respect to the Series 1996-B REMIC,
     --------------------------------
the Certificates and representing a one hundred percent beneficial ownership interest in the following Series: 1993PA-1, 1993PA-3, 1993PA-6, 1993PA-8, 1993PA-11, 1993PA-12, 1993PA-15, 1993PA-16, 1993PA-17, 1993PA-18, 1993PA-19,
1993PA-20, 1993PA-21, 1993PA-24, 1993PA-25 and 1993PA-26.

     Series 1996-B Pooling Agreement:  The Pooling Agreement, dated as of June
     -------------------------------
1, 1996, by and between CMC Securities Corporation II, as Depositor, and Texas Commerce Bank National Association, as REMIC Trustee, pursuant to which the Series 1996-B REMIC Certificates were issued.

     Series 1996-B REMIC:  The REMIC formed under the Series 1996-B Pooling
     -------------------
Agreement.

     Series 1996-B REMIC Certificates:  The pass-through certificates issued
     --------------------------------
pursuant to the Series 1996-B Pooling Agreement.

     Trust Fund:  With respect to the separate Series of Certificates, the
     ----------
corpus of the trusts created by this Agreement or any Supplement hereto, each consisting of (i) the Mortgage Loans assigned to such Series as specified in the related Schedules of Mortgage Loans; (ii) such assets as shall from time to time be identified as deposited in the Certificate Account for the benefit of Certificateholders of such Series; (iii) such assets as may be held for such Series from time to time in the Advance Account; (iv) all property which secured a Mortgage Loan assigned to such Series as specified in the Schedules of Mortgage Loans and which has been acquired by foreclosure or deed in lieu of foreclosure; (v) rights to the benefits, if any, under the Mortgage Pool Insurance Policy and all endorsements thereto, including the Advance Claims Endorsement and the Fraud Waiver Letter; (vi) rights to the benefits, if any, under the Financial Guaranty Insurance Policy and all endorsements thereto;
(vii) all right, title and interest of CCC in and to the obligations of the Servicers pursuant to their respective Servicing Agreements with respect to the Mortgage Loans assigned to such Series as specified in the related Schedules of Mortgage Loans; (viii) all right, title and interest of CCC in and to the obligations of the Sellers pursuant to the Loan Sale Agreements to repurchase Mortgage Loans assigned to such Series as specified in the related Schedules of Mortgage Loans, with respect to which such Sellers have breached representations and warranties made in such Loan Sale Agreements; (ix) rights to the benefits, if any, under the Special Hazard Account, including coverage under the Special Hazard Policy or the Reinsurance Agreement, as applicable, up to an aggregate amount (with cash and coverage added together) equal to the Program 1993PA Special Hazard Claim Ceiling; (x) rights to the benefits, if any, under the Bankruptcy Account up to the Program 1993PA Bankruptcy Claim Ceiling; and (xi) all proceeds from the foregoing relating to such Series. Reference to holders of Certificates evidencing Fractional Undivided Interests aggregating not less than a certain percentage of the Trust Fund of a particular Series means holders of Certificates evidencing the aggregate Fractional Undivided Interests of such Series of which, as indicated on the face thereof, is not less than such percentage.

     All other initially capitalized terms used and not otherwise defined herein shall have the meaning assigned to such terms in the Agreement.

                                  ARTICLE II

                                  Amendments
                                  ----------

     Section 2.1  Amendment of Section 2.04.  Section 2.04 of the Agreement is
                  -------------------------
hereby amended, solely with respect to the Series 1996-B Asset Certificates, to add the following two sentences at the end thereof:

     Notwithstanding anything to the contrary set forth herein, if the defect or breach is one that, had it been discovered before the date of the issuance of the related Series, would have prevented the Mortgage Loan from being a "qualified mortgage" within the meaning of the REMIC Provisions, such defect or breach shall be cured, or the related Mortgage Loan shall be purchased by CMCSC II within 90 days of the date of discovery of such defect or breach.

     Section 2.2  Amendment of Section 4.02.  Section 4.02(f) of the Agreement
                  -------------------------
and the last sentence of the Agreement are hereby amended and restated in their entirety, solely with respect to the Series 1996-B Asset Certificates, to read as follows:

          (f) To the Administrator as a fee for REMIC Accounting, the amount, if any, remaining for such Series in the Certificate Account, except for amounts representing Principal Payments received after the third Business Day preceding such Distribution Date, together with interest thereon, and except the amounts reserved pursuant to subsections (b) and (c) above, after all other required disbursements have been made.

     Notwithstanding the foregoing and subject to Section 6.14 hereof, with respect to the Asset Certificates, on each Distribution Date, amounts distributable pursuant to Section 4.02(a) shall be distributed after amounts distributable pursuant to Section 4.02(e) and before amounts distributable pursuant to Section 4.02(f).

     Section 2.3  Amendment of Section 6.12.  Section 6.12 of the Agreement is
                  -------------------------
hereby amended and restated in its entirety, solely with respect to the Series 1996-B Asset Certificates, to read as follows:

          Section 6.12  Administrator to Act as REMIC Administrator; Resignation
                        --------------------------------------------------------
     of Administrator.  The Administrator hereby agrees to assume and perform
     ----------------
     the duties and functions of the REMIC Administrator under the Series 1996-B Pooling Agreement. The Administrator may not resign from its obligations as Administrator hereunder or as REMIC Administrator under the Series 1996-B Pooling Agreement or as a Servicer, including any servicing rights and obligations assumed by Administrator from another Servicer pursuant to
     Section 6.10, unless a successor shall have accepted an appointment from the Trustee and unless satisfactory evidence shall have been furnished from the Rating Agency that such resignation and succession shall not adversely affect the then current rating of the Certificates and the Series 1996-B REMIC Certificates. Any successor to the Administrator must agree to assume and perform the duties and functions of the REMIC Administrator under the Series 1996-B Pooling Agreement.

     Section 2.4  Addition of Section 6.14.  A new Section 6.14 is hereby added
                  ------------------------
to the Agreement, solely with respect to the Series 1996-B Asset Certificates, to read as follows:

     Section 6.14  Non-Covered Losses.
                   ------------------

          (a) Notwithstanding anything to the contrary set forth in Section 6.08A of this Agreement, on any Distribution Date on which there is a shortfall in the amount distributable to holders of the Series 1996-B Asset Certificates pursuant to subparagraphs (i), (ii), and (iii) of Section 4.02(a), to the extent such shortfall results from a Non-Covered Loss, the Administrator will subordinate its right to receive its fee under this Agreement by the amount necessary to make such Non-Covered Loss whole. In the event that the Administrator's fee with respect to the Series 1996-B Asset Certificates is insufficient to make such Non-Covered Loss whole with respect to the Series 1996-B Asset Certificates on a Distribution Date, the Administrator will subordinate the right to receive its future fees until such Non-Covered Loss is made whole. Notwithstanding the foregoing, the aggregate amount required to be applied to Non-Covered Losses with respect to the Series 1996-B Asset Certificates from the subordination of the Administrator's fee shall be limited to an amount that is equal to $834,547, less an amount equal to the amount of any Non-Covered Losses which have been made whole (i) from assets on deposit in a bankruptcy account with respect to any series of CMCSC II's or CCC's portfolio pass-through certificates or (ii) from the subordination of the Administrator's fee with respect to any series of CMCSC II's or CCC's portfolio pass-through certificates, including the Series 1996-B Asset Certificates.

          (b) The Administrator will provide quarterly reports to S&P's Residential Mortgage Surveillance Department listing, by month, (i) the dollar amount of each actual Non-Covered Loss, (ii) the reason for denial of coverage on such Non-Covered Loss by the Mortgage Pool Insurer or the Special Hazard Insurer, and (iii) the Certificate affected by such Non-Covered Loss.

          (c) Notwithstanding anything to the contrary in this Section 6.14, the subordination of the Administrator's fee hereunder shall not limit the subordination of such fee otherwise set forth in Section 4.02(a).

     Section 2.5  Amendment of Section 7.05  Section 7.05 of the Agreement is
                  -------------------------
hereby amended and restated to read as follows:

          Section 7.05  Trustee's Fees and Expenses.  The Trustee shall be
                        ---------------------------
     entitled to a fee for its services hereunder, which shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust, in an amount set forth in Exhibit G hereto, payable pursuant
                                              ---------
     to Section 4.02(d) monthly during the term of this Agreement, and to the extent there are insufficient funds to pay such fee in the Certificate Account, then the Trustee shall receive payment from CCC or, in the case of the Series 1996-B Asset Certificates, CMCSC II, directly. The Trustee shall also receive reimbursement for all reasonable costs and expenses related to the delivery, maintenance and release of Mortgage Loans hereunder and for other reasonable ordinary expenses, in amounts approved by the Administrator, for reasonable ordinary expenses incurred in the exercise of its responsibilities as REMIC Trustee under the Series 1993-2I Pooling Agreement or the Series 1996-B Pooling Agreement, and for Extraordinary Expenses, such reimbursement to be paid either from monies in the Certificate Account pursuant to Section 4.02(d) or directly from CCC or, in the case of the Series 1996-B Asset Certificates, CMCSC II. CCC hereby indemnifies and holds the Trustee (including in its capacity as REMIC Trustee under the Series 1993-2I Pooling Agreement) harmless against any loss, claim, liability or expense, including reasonable attorney's fees, incurred, arising out of or in connection with this Agreement (other than in connection with the Series 1996-B Asset Certificates), the Series 1993-2I Pooling Agreement, the Series 1993-2I REMIC Certificates, or the Certificates other than the Series 1996-B Asset Certificates, including but not limited to any such loss, claim, liability or expense incurred in connection with any legal action against the related Trust Funds (or the applicable REMIC Trust Fund) or the Trustee (including in its capacity as REMIC Trustee under the Series 1993-2I Pooling Agreement) or any director, officer, employee or agent thereof, or the performance of any of the Trustee's duties (including in its capacity as REMIC Trustee under the Series 1993-2I Pooling Agreement) hereunder or thereunder (other than any loss, claim, liability or expense incurred by reason of willful misconduct or negligence on the part of the Trustee). CMCSC II hereby indemnifies and holds the Trustee (including in its capacity as REMIC Trustee under the Series 1996-B Pooling Agreement) harmless against any loss, claim, liability or expense, including reasonable attorney's fees, incurred, arising out of or in connection with this Agreement with respect to the Series 1996-B Asset Certificates, the Series 1996-B Pooling Agreement, the Series 1996-B Asset, or the Series 1996-B REMIC Certificates, including but not limited to any such loss, claim, liability or expense incurred in connection with any legal action against the related Trust Funds (or the applicable REMIC Trust Fund) or the Trustee (including in its capacity as REMIC Trustee under the Series 1996-B Pooling Agreement) or any director, officer, employee or agent thereof, or the performance of any of the Trustee's duties (including in its capacity as REMIC Trustee under the Series 1996-B Pooling Agreement) hereunder or thereunder (other than any loss, claim, liability or expense incurred by reason of willful misconduct or negligence on the part of the Trustee). Any payment to the Trustee pursuant to the foregoing indemnity shall be from such entity's own funds, without reimbursement therefor. The obligation to reimburse unpaid fees and expenses and the indemnity by CCC and CMCSC II contemplated by this Section shall survive the termi nation of this Agreement.

     Section 2.6  Amendment of Section 7.11.  Section 7.11(b) of the Agreement
                  -------------------------
is hereby amended and restated in its entirety to read as follows:

          (b) CCC hereby agrees that it will not cause (i) any Additional Loan (as defined in the Series 1993-2I Pooling Agreement and the Series 1996-B Pooling Agreement) to become the subject of coverage under either the Mortgage Pool Insurance Policy or the Special Hazard Insurance Policy, or
     (ii) any Series of Certificates evidencing an Additional Loan to obtain any rights to the assets from time to time on deposit in the Bankruptcy Account or the Special Hazard Account; provided, however, that CCC may arrange for
                                    -----------------
     any Additional Loan (or related Series of Certificates) to have such benefits if, prior to the arrangement thereof, CCC delivers to the REMIC Trustee a Letter from the Rating Agency to the effect that the taking of such action will not result in the withdrawal or reduction of the then current rating by such Rating Agency of the REMIC Certificates.


                                  ARTICLE III

                                 Miscellaneous

     Section 3.1  Ratification.  The terms and provisions set forth in this
                  ------------
Amendment No. 3 shall modify and supersede all inconsistent terms and provisions set forth in the Agreement, solely with respect to the Series 1996-B Asset Certificates and, except as expressly modified and superseded by this Amendment No. 3, the terms and provisions of the Agreement are ratified and confirmed and shall continue in full force and effect. The Agreement as so modified by this Amendment No. 3 shall be read, taken and construed as one and the same instrument.

     Section 3.2  Reference to Agreement.  The Agreement and all other
                  ----------------------
agreements, documents or instruments now or hereafter executed and delivered pursuant to the terms hereof or pursuant to the terms of the Agreement as amended hereby, are hereby amended so that any reference in such agreements, documents, or instruments to the Agreement shall mean a reference to the Agreement as amended hereby, solely with respect to the Series 1996-B Asset Certificates.

     Section 3.3  Successors and Assigns.  This Amendment No. 3 is binding
                  ----------------------
upon and shall inure to the benefit of CMC Securities Corporation II, CCC, the Administrator and the Trustee and their respective successors and assigns.

     Section 3.4  GOVERNING LAW.  THIS AMENDMENT NO. 3 SHALL BE CONSTRUED IN
                  -------------
ACCORDANCE WITH THE LAWS OF THE STATE AND THE LAWS OF THE UNITED STATES APPLICABLE TO TRANSACTIONS IN THE STATE, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

     Section 3.5  Counterparts.  This Amendment No. 3 may be executed in one
                  ------------
or more counterparts, each of which when so executed shall be an original, but such counterparts when taken together shall constitute one and the same instrument.

     Section 3.6  Effective Date.  This Amendment No. 3 shall be effective as
                  --------------
of  June 28, 1996.

     IN WITNESS WHEREOF, the undersigned parties have entered into, as of the date first set forth hereon, this AMENDMENT NO. 3 TO AMENDED AND RESTATED POOLING AND ADMINISTRATION AGREEMENT.

                                     CAPSTEAD CAPITAL CORPORATION



                                     By:________________________________________
                                         Wade Walker, Vice President - Asset and
                                         Liability Management


STATE OF TEXAS      (S)
                    (S)
COUNTY OF DALLAS    (S)

     On the 28th day of June, 1996, before me, a notary public in and for said State, personally appeared Wade Walker, known to me to be a Vice President of CAPSTEAD CAPITAL CORPORATION, a Delaware corporation, the corporation that executed the within instrument, and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

     IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.




                                     ___________________________________________
                                     Notary Public in and for the State of Texas

My Commission Expires:

                                     CMC SECURITIES CORPORATION II



                                     By:________________________________________
                                         Wade Walker, Vice President - Asset and
                                         Liability Management


STATE OF TEXAS      (S)
                    (S)
COUNTY OF DALLAS    (S)

     On the 28th day of June, 1996, before me, a notary public in and for said State, personally appeared Wade Walker, known to me to be a Vice President of CMC SECURITIES CORPORATION II, a Delaware corporation, the corporation that executed the within instrument, and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

     IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.



                                     ___________________________________________
                                     Notary Public in and for the State of Texas

My Commission Expires:

                                     CAPSTEAD MORTGAGE CORPORATION



                                     By:________________________________________
                                         Wade Walker, Vice President - Asset and
                                         Liability Management


STATE OF TEXAS      (S)
                    (S)
COUNTY OF DALLAS    (S)

     On the 28th day of June, 1996, before me, a notary public in and for said State, personally appeared Wade Walker, known to me to be a Vice President of CAPSTEAD MORTGAGE CORPORATION, a Maryland corporation, the corporation that executed the within instrument, and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

     IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.



                                     ___________________________________________
                                     Notary Public in and for the State of Texas

My Commission Expires:

                                     TEXAS COMMERCE BANK NATIONAL
                                        ASSOCIATION, AS TRUSTEE



                                     By:________________________________________
                                              Rafael Herrera,
                                              Vice President and
                                              Trust Officer


STATE OF TEXAS      (S)
                    (S)
COUNTY OF DALLAS    (S)

     On the 28th day of June, 1996, before me, a notary public in and for said State, personally appeared Rafael Herrera, known to me to be a Vice President and Trust Officer of TEXAS COMMERCE BANK NATIONAL ASSOCIATION, as Trustee, a national banking association, the association that executed the within instrument, and also known to me to be the person who executed it on behalf of said association, and acknowledged to me that such association executed the within instrument.

     IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.



                                     ___________________________________________
                                     Notary Public in and for the State of Texas


My Commission Expires: